SECURITIES AND EXCHANGE COMMISSION
				       Washington, D.C.  20549

					      FORM 8-K


				          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 31, 1999

WASTE CONNECTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-23981
(Commission File Number)

94-3283464
(IRS Employer Identification No.)

2260 Douglas Boulevard, Suite 280, Roseville, California  95661
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number,
including area code                   (916) 772-2221

Not Applicable
(Former name or former address, if changed since last report.)

 			INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.	Other Events

		On June 25, 1999, WCI Acquisition Corporation I and WCI Acquisition Corporation II, two Nebraska corporations that are wholly owned subsidiaries of Waste Connections, Inc., a Delaware corporation ("WCI"), merged with and into, respectively, Central Waste Disposal, Inc. and Cen San, Inc., two Nebraska corporations.

		On June 30, 1999, WCI Acquisition Corporation III, a Nebraska corporation that is a wholly owned subsidiary of WCI, merged with and into Omega Systems, Inc., a Nebraska corporation.

		On June 30, 1999, WCI Acquisition Corporation IV, a Nebraska corporation that is a wholly owned subsidiary of WCI, merged with and into G&P Development, Inc., a Nebraska corporation.

		On June 30, 1999, WCI Acquisition Corporation V and WCI Acquisition Corporation VI, two Nebraska corporations that are wholly owned subsidiaries of WCI, merged with and into, respectively, The Garbage Company and Nebraska Ecology Systems, Inc., two Nebraska corporations.

  		Each of these transactions was accounted for as a pooling-of-interests. None of these transactions was an acquisition of a significant
amount of assets that would be reportable under Item 2 of Form 8-K.   Rather,
WCI is voluntarily reporting herein certain financial results covering at least 30 days of post-acquisition combined operations because of rules pertaining to pooling-of-interests accounting under Securities and Exchange Commission Accounting Series Release 135 ("Release 135").

		One criteria for pooling-of-interests accounting is that the parties to the business combination must share in the combined risks and rights of the transaction. Release 135 provides that the required risk sharing will have occurred if no affiliate of either party to the merger transaction sells or otherwise disposes of any common stock received in the transaction until financial results covering at least 30 days of post-merger combined
operations have been published.   To satisfy this risk sharing requirement,
and thereby allow affiliates of either party to sell or otherwise dispose of WCI's common stock acquired in each of the mergers described above, the consolidated summary income statement data of WCI are presented as follows for the one-month period and the seven-month period ended July 31, 1999:


(in thousands, except 		For the one month 	For the seven months
per share data)       		ended July 31, 1999	ended July 31, 1999

Revenues					$15,042			$87,855

Net income					$ 1,489 			$   327

Basic and diluted
net income
per share					 $0.08 			$0.02

		The income statement data for the one-month period and the seven-month period ended July 31, 1999 are derived from WCI's unaudited consolidated financial statements.


		WCI is publishing 30 days of post-merger financial results for the combined company because of rules pertaining to pooling-of-interests accounting. WCI does not intend to publish monthly results on a regular basis. Management cautions that fluctuations in monthly results are not necessarily the same as the trends that would be evident in quarterly reporting.

					SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

						WASTE CONNECTIONS, INC.
						(Registrant)

Date:  August 31, 1999			By	/s/ Ronald J. Mittelstaedt
						Ronald J. Mittelstaedt
						President and Chief Executive
						Officer



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